                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     July 16, 1996
                                                ------------------





                          BOSTON LIFE SCIENCES, INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)





            Delaware                0-6533                87-0277826
        ---------------             ------             ----------------
(State or other jurisdiction of  (Commission    (I.R.S. Employer Identification
 incorporation or organization)    File No.)                               No.)



33 Newbury Street, Suite 300
Boston, Massachusetts                                      02116
- -----------------------------                           -----------
(Address of principal executive offices)                  Zip Code



Registrant's telephone number, including area code   (617) 425-0200
                                                  ---------------------

Item 5.       Other Events.
              ------------

          On July 16, 1996, Boston Life Sciences, Inc., a company engaged in the research and development of novel treatments for cancer, autoimmune diseases, and central nervous systems disorders announced that the Company had completed a physician-sponsored Phase I/II study on the Company's Parkinson's Disease diagnostic agent, Altropane. In the Phase I portion of the study, Altropane was administered to ten healthy normal volunteers in order to determine safety and brain image quality. The Phase II portion of the study was designed to test Altropane's ability to detect changes in the number of dopamine transporters in the brain in nine patients with clinically diagnosed Parkinson's Disease. The study was carried out at the Massachusetts General Hospital under the auspices of Dr. Alan Fishman, chief of nuclear medicine at the MGH.

          The results from this study indicate that Altropane is a safe, accurate and convenient agent to image the dopamine transporter system in the brain. Results from this study showed that the use of Altropane together with SPECT brain scanning demonstrated a greater than 70% loss of dopamine transporters in patients with mild clinical disease, while patients with more severe disease were shown to have had an even greater loss. In one patient in whom the diagnosis of Parkinson's Disease was in dispute, physicians in the study using Altropane demonstrated that the patient did not in fact have Parkinson's Disease.



Item 8.    Exhibits.
           --------

        The following Exhibits are filed as part of this Report on Form 8-K:

        99.1      Press Release, dated July 16, 1996.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BOSTON LIFE SCIENCES, INC.


Dated: July 19, 1996                         By:/s/ Marc E. Lanser, M.D.
                                                --------------------------------
                                                Marc E. Lanser, M.D.,
                                                Executive Vice President
                                                and Chief Scientific Officer

                           BOSTON LIFE SCIENCES, INC.

                           CURRENT REPORT ON FORM 8-K


                                 EXHIBIT INDEX

Exhibit No.                                                 Page
- -----------                                                 ----

     99.1      Press Release, dated July 16, 1996           5